ISDA®
International Swaps and Derivatives Association, Inc.
2002 MASTER AGREEMENT
dated as of October 31, 2024

NOMURA GLOBAL FINANCIAL PRODUCTS INC.

and    EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT, SEVERALLY AND NOT JOINTLY
have entered and/or anticipate entering into one or more transactions (each a “Transaction”) that are or will be governed by this 2002 Master Agreement, which includes the schedule (the “Schedule”), and the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties or otherwise effective for the purpose of confirming or evidencing those Transactions. This 2002 Master Agreement and the Schedule are together referred to as this “Master Agreement”.
Accordingly, the parties agree as follows:
1.Interpretation

(a)Definitions. The terms defined in Section 14 and elsewhere in this Master Agreement will have the meanings therein specified for the purpose of this Master Agreement.
(b)Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement, such Confirmation will prevail for the purpose of the relevant Transaction.
(c)Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.
2.Obligations
(a)General Conditions.
(i)Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.
(ii)Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

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compensation in respect of that obligation or deferred obligation, as the case may be, pursuant to Section 9(h)(ii)(1) or (2), as appropriate. The fair market value of any obligation referred to in clause (b) above will be determined as of the originally scheduled date for delivery, in good faith and using commercially reasonable procedures, by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values so determined by both parties.
“Waiting Period” means:
(a)in respect of an event or circumstance under Section 5(b)(i), other than in the case of Section 5(b)(i)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting Period will apply), a period of three Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance; and
(b)in respect of an event or circumstance under Section 5(b)(ii), other than in the case of Section 5(b)(ii)(2) where the relevant payment, delivery or compliance is actually required on the relevant day (in which case no Waiting Period will apply), a period of eight Local Business Days (or days that would have been Local Business Days but for the occurrence of that event or circumstance) following the occurrence of that event or circumstance.

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NYACTIVE-24178989.5

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

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Name: Title:
Date:

Matthew Ferreira

Managing Director

02 December 2024

Name: Stephen S. Sypherd

Title: General Counsel and Secretary Date: 11/1/2024

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS GLOBAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Global Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:      Name: Stephen S. Sypherd
Title: Managing Director Date: 11/1/2024
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EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS TACTICAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Tactical Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:      Name: Stephen S. Sypherd

Title: Managing Director and General Counsel Date: 11/1/2024

NYACTIVE-24178989.5

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B

ISDA
International Swaps and Derivatives Association, Inc.

SCHEDULE
to the
2002 Master Agreement
dated as of October 31, 2024, between

Nomura Global Financial Products Inc.,
a corporation organized under the laws of the State of Delaware (“Party A”)

and

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS SCHEDULE, SEVERALLY AND NOT JOINTLY
(each, a “Party B”)
Part 1. Termination Provisions
(a)“Specified Entity” means in relation to Party A for the purpose of:-

Section 5(a)(v), Nomura Europe Finance N.V., Nomura Securities (Bermuda) Ltd., Nomura Securities International, Inc., Nomura International (Hong Kong) Limited, Nomura Singapore Limited, Nomura Holding America Inc., Nomura International plc, and The Nomura Trust and Banking Co., Ltd.,
Section 5(a)(vi), None, Section 5(a)(vii), None, Section 5(b)(v), None,
and in relation to Party B for the purpose of:- Section 5(a)(v),    Affiliates,
Section 5(a)(vi), Affiliates, Section 5(a)(vii), Affiliates, Section 5(b)(v), Affiliates.

(b)“Specified Transaction” has the meaning specified in Section 14 of this Agreement.
(c)The “Cross-Default” provisions of Section 5(a)(vi) will apply to Party A and will apply to Party B; provided, however, that Section 5(a)(vi) is hereby amended by:
a.adding the words “after giving effect to any applicable notice requirement or grace period” after the words “(however described)” in Section 5(a)(vi)(1);
b.deleting the phrase “or becoming capable at such time of being declared,” in the seventh line of Section 5(a)(vi)(1);

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c.adding the following words at the end of Section 5(a)(vi)(2):“, if the effect of such payment default is to accelerate the maturity of such payment obligation”; and

d.adding the following at the end thereof: “provided, however, that notwithstanding the foregoing, an Event of Default shall not occur under either (1) or (2) above if (a) the event or condition referred to in (1) or the failure to pay referred to in (2) is a failure to pay caused by an error or omission of an administrative or operational nature and the relevant agreement or instrument contains no grace period for such event, condition or failure to pay default; and (b) funds were available to such party to enable it to make the relevant payment when due; and (c) such relevant payment is made within one Local Business Day following receipt of written notice from an interested party under such Specified Indebtedness of such event or condition referred to in (1) or such failure to pay referred to in (2), as applicable.”
If such provisions apply:-
“Specified Indebtedness” has the meaning specified in Section 14 of this Agreement.

“Threshold Amount” will mean with respect to Party A, the lesser of (i) USD 50 million (or its equivalent in any other currency), and (ii) 2% of Party A’s total shareholder’s equity as of its most recent audited financial statement, and with respect to the Party B, the lesser of (i) USD 50 million (or its equivalent in any other currency), and (ii) 5% of Party B Account's total Net Asset Value, as reported on its most recent monthly NAV Statement.

(d)The “Credit Event Upon Merger” provisions of Section 5(b)(v) will not apply to Party A and will not apply to Party B.
(e)Reserved.

(f)The “Automatic Early Termination” provisions of Section 6(a) of this Agreement will not apply to Party A and will not apply to Party B.
(g)“Termination Currency” means United States Dollars (“USD”).

(h)Additional Termination Events will apply. Each of the following constitutes an Additional Termination Event:-
(i)Reserved.

(ii)Change in Investment Management. The Investment Manager (as defined below) or any of its Affiliates
(A)has any of its registrations, authorizations, licenses or memberships with any federal or state governmental or regulatory authority revoked, suspended, terminated, limited or qualified; (B) unless pursuant to C immediately below, ceases to be the investment manager to Party B, or (C) (i) merges or consolidates with, or sells or otherwise transfers its advisory business or all or a material portion of its assets to, any individual or entity and (ii) the successor, surviving or transferee entity does not assume all of the obligations of the merging, consolidating, selling or transferring entity with respect to such portion of its assets that are subject to such consolidation, merger, sale, or transfer.

“Investment Manager” means the entity designated as such in Exhibit A. For the purposes of the foregoing Additional Termination Event, Party B will be the Affected Party.

(iii)Reserved.

(iv)Reserved.

(v)Decline in Net Asset Value. On any day during the term hereof, Party A determines that the Party B Account (A) has failed to maintain a Net Asset Value (determined without giving effect to any redemptions or withdrawals or subscriptions or added monies by any direct investors in Party B) in an amount at least equal to the greater of (x) NAV Floor specified in Appendix I and (y) 50 percent of Party B’s highest historical month-end Net Asset Value as reflected in Party B’s audited financial statements at any time after the execution date of this Agreement, or (B) has experienced a decline in its Net Asset Value (determined without giving effect to any redemptions or withdrawals or subscriptions or added monies by any direct investors in Party B) during any one-month period preceding such date, of 20 percent or more, or (C) has experienced a decline in its Net Asset Value determined without giving effect to any redemptions or withdrawals or subscriptions or added monies by any direct investors in Party B) during any three-month period preceding such date, of 30 percent or more, or (D) has experienced a decline in its Net Asset Value determined without giving effect to any redemptions or withdrawals or subscriptions or added monies by any direct investors in Party B) during any twelve-month period preceding such date, of 40 percent or more.

For the avoidance of doubt, Party A shall only use the NAV Statement or any other financial performance or Net Asset Value information provided by Party B pursuant to Part 3(b) or Part 5(c)(iii) hereof in making a determination hereunder. “Net Asset Value” of Party B shall be equal to the gross assets of Party B less the aggregate amount of all liabilities of Party B (including all absolute and contingent liabilities of any kind) and shall be determined in accordance with generally accepted accounting principles in the country in which Party B is organized and on a basis consistent with prior periods. For the purpose of the foregoing Termination Event, Party B shall be the Affected Party. “NAV Statement” of Party B means the report of Party B’s shareholder equity or fair market value of the gross assets of Party B less its aggregate liabilities, as applicable, in the most recent report or statement that Party B is required to deliver as specified on Exhibit A.

Party B acknowledges and agrees that the Net Asset Value trigger in clause (A)(y) above may increase from time to time as a result of an increase in Party B’s year-end Net Asset Value level but that such trigger amount shall not in any event decrease once reset.

Notwithstanding the foregoing, any occurrence of an event or circumstance described in the first paragraph of this clause (v) shall not cause the Share Swap between Nomura Global Financial Products Inc. and FS Specialty Lending Fund (f/k/a FS Energy and Power Fund), evidenced by the Share Swap Confirmation dated September 20, 2023 (as may be amended, restated, supplemented or replaced, the “FSSL Share Swap Transaction”), to be an Affected Transaction and shall not, unless any Transactions in addition to the FSSL Share Swap Transaction are also then outstanding, cause Party B to be an Affected Party.

(vi)Failure to Deliver Financial Statements. Party B fails to deliver or provide its audited annual financial statements, its NAV Statement within the timeframe specified in Part 3(b) hereof, or its verbal estimate of its Net Asset Value and performance pursuant to Part 5 hereof and such failure continues for two Local Business Days following written notice to Party B of such failure. For the purpose of the foregoing Termination Event, Party B shall be the Affected Party.

(vii)Reserved.

(viii)Plan Assets. The assets of Party B are subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) or Similar Law. “Similar Law” means any law, regulation, rule, policy, procedure or provision that is materially similar to Section 406 of ERISA or Section 4975 of the Code, including, without limitation, by reason of the investment of one or more governmental plans (within the meaning of Section 3(32) of ERISA) in Party B.

Part 2. Tax Representations

(a)Payer Representations. For the purpose of Section 3(e) of this Agreement, each of Party A and Party B makes the following representation:
It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 9(h) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement and
(iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement, except that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.
(b)Payee Tax Representations.
For the purpose of Section 3(f) of this Agreement, Party A represents that it is a corporation duly organized and validly existing under the laws of the State of Delaware and Party B represents that it is the type of entity specified in Exhibit A attached hereto and is duly organized under the laws of the jurisdiction specified in such Exhibit A , as such Exhibit A may be amended from time to time.

.

Part 3. Agreement to Deliver Documents
For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)Party A and Party B will deliver forms and/or documents described in Section 4(a)(iii) of this Agreement upon reasonable demand by the other party.

(b)Tax forms, documents or certificates to be delivered are:

Party required to deliver document

Form/Document/ Certificate

Date by which to be Delivered
Party A    A duly completed and executed United States Internal Revenue Service Form W- 9 (or any successor form thereto)
(i)Upon reasonable demand by the other party and (ii) promptly upon any such form (or any successor thereto) previously provided by such party becoming obsolete or incorrect

Party B    The applicable Tax Form as specified in Exhibit A attached hereto

(i) Upon execution and delivery of this Agreement; (ii) promptly upon reasonable demand by Party A; and promptly upon any such form (or any successor thereto) previously provided by such party becoming obsolete or incorrect

(c)Other documents to be delivered are:

Party required to deliver
document    Form/Document/Certificate

Date by which to be delivered

Covered by Section 3(d) Representation

Party A    A copy of the audited annual financial statements of Nomura Holdings, Inc. containing the consolidated financial statements and prepared in accordance with the accounting principles that are generally accepted in the United States of America.

To the extent not publicly available or on www.nomura.com, as soon as practicable after request.

Yes

Party B    The applicable reports and/or statements specified in Exhibit A attached hereto.

As specified in Exhibit A attached hereto.
Notwithstanding anything to the contrary herein or in Exhibit A, Party B shall be deemed to have delivered any applicable document if it is publicly available via the SEC’s EDGAR platform at the www.sec.gov website (or any official successor thereto “EDGAR”).

Yes

Party A    Evidence of (i) the authority of Party A and of Party A’s Credit Support Provider, as applicable, to enter into this Agreement and supplemental Confirmations and any Credit Support Document specified in Part 4(f) of this Schedule, and (ii) the authority and signature specimens of persons authorised to sign on behalf of Party A and Party A’s Credit Support Provider, as applicable, reasonably satisfactory to Party B.

Upon execution of this Agreement or as soon as practicable after execution of this Agreement or execution of a Confirmation, as applicable.

Yes

Party B    Evidence of (i) the authority of Party B and of Party B’s Credit Support Provider, as applicable, to enter into this Agreement and Confirmations and any Credit Support Document specified in Part 4(f) of this Schedule, and (ii) the authority and signature specimens of persons authorised to sign on behalf of Party B and Party B’s Credit Support Provider, as applicable, reasonably satisfactory to Party A.

As soon as practicable after execution of a Confirmation, provided that this obligation shall be deemed to be satisfied with respect to the Confirmation dated as of September 20, 2023.

Yes

Party A and Party B

As applicable, a duly executed copy of the Credit Support Document[s] specified in Part 4(f) of this Schedule to be delivered by Party A and Party B respectively.

As soon as practicable after    No execution of this Agreement
or execution of a Confirmation, as applicable.

Notwithstanding the foregoing, if any of the documents and/or information to be delivered by Party B as set out above is available:

(i)or subsequent to the date hereof, made available, to the general public, including through filings with the SEC or other applicable regulator, Party B shall not be required to deliver to the other party that document or information which is so available and the relevant information or document as the case may be, shall be deemed delivered; or

(ii)through electronic distribution, that document or information, as the case may be, will be deemed delivered if Party B notifies the other of the internet address where they may be obtained, and will be required to be delivered in physical form only by Party B, if unavailable through those electronic means.
Part 4. Miscellaneous

(a)Addresses for Notices. For the purpose of Section 12(a) of this Agreement:
Address for notices or communications to Party A:

Address:    Nomura Global Financial Products Inc.
Worldwide Plaza 309 West 49th Street
New York, NY 10019-7316

Attention:    Legal Department
Email:      portfoliogovernance@fsinvestments.com and
investmentops@fsinvestments.com
Telephone No.:    212-667-2357
Address for notices or communications to Party B:

Address:    201 Rouse Boulevard Philadelphia, PA 19112

Attention:    Legal Department
Telephone No.:    877 628-8575

(b)Process Agent. For the purpose of Section 13(c) of this Agreement,

Party A appoints as its Process Agent: None. Party B appoints as its Process Agent: None.
(c)Offices. The provisions of Section 10(a) will apply to this Agreement.

(d)Multibranch Party. For the purpose of Section 10(b) of this Agreement:

Party A is not a Multibranch Party; and Party B is not a Multibranch Party.
(e)Calculation Agent. The Calculation Agent shall be Party A, unless (a) the Calculation Agent is otherwise specified in a Confirmation in relation to the relevant Transaction, or (b) a Potential Event of Default or an Event of Default has occurred and is continuing with respect to Party A as the Defaulting Party or a Termination Event has occurred with respect to Party A as an Affected Party, in which case the Calculation Agent will be a leading

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dealer in the relevant market appointed by Party B from the Approved Dealer List until the earlier of (i) a designation under Section 6(c)(ii), or (ii) the discontinuance of such Event of Default, Potential Event of Default or Termination Event with respect to Party A as the Defaulting Party or Affected Party. The fees and expenses of such replacement calculation agent shall be borne equally by Party A and Party B.
For purposes of this provision, the “Approved Dealer List” will include the principal affiliated dealer entities of each of Bank of America, Bank of Montreal, Barclays, BNP Paribas, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, ING, Jefferies & Co., Mitsubishi UFJ Financial Group, Mizuho Financial Group, Morgan Stanley, Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, Truist Financial, UBS and Wells Fargo & Company.
(f)Credit Support Document. Details of any Credit Support Document:-
In the case of Party A, the Credit Support Annex which supplements, forms part of, and is subject to this Agreement.

In the case of Party B, the Credit Support Annex which supplements, forms part of, and is subject to this Agreement, and, if applicable, a guarantee from its Credit Support Provider.
(g)Credit Support Provider.

Credit Support Provider means, in relation to Party A: not applicable
Credit Support Provider means, in relation to Party B: the Credit Support Provider, if any, specified on Annex I attached hereto with respect to the applicable Party B, otherwise, not applicable.

(h)Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

(i)Netting of Payments. “Multiple Transaction Payment Netting” does not apply for the purpose of Section 2(c) of this Agreement.
(j)“Affiliate” has the meaning specified in Section 14 of this Agreement, provided, however, that for the purposes of this Agreement, Party B may have one or more wholly-owned subsidiaries but no other Affiliates.
(k)Absence of Litigation. Section 3(c) is hereby amended by inserting the word, “materially” in the third line immediately before the word “affect”. For the purpose of Section 3(c):-

“Specified Entity” means in relation to Party A: None.

“Specified Entity” means in relation to Party B: None.
(l)No Agency. The provisions of Section 3(g) will apply to this Agreement, as amended by adding after “person or entity” the words “nor in any other capacity, fiduciary or otherwise”.

(m)Jurisdiction. Section 13(b) is hereby amended by: (i) deleting in the second line of subparagraph (i) thereof the word “non-”; and adding “and any court with competent appellate jurisdiction over those courts’ decisions” at the end of subparagraph (i)(2); and (ii) deleting sub-paragraph (iii) thereof.

Part 5. Other Provisions

(a)Gross-Up. Section 2(d)(i)(4)(B) is hereby amended by inserting, “or 3(g)”, after the words, “Section 3(f)”, in the first line therein.

(b)Additional Representations will apply. For the purposes of Section 3 of this Agreement, each of the following will constitute an Additional Representation: -

(i)Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-
(A)Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction, it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(B)Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

(C)Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.
(D)Eligible Contract Participant. It, and its Credit Support Provider, if applicable is an “eligible contract participant” within the meaning of Section 1a(18) of the Commodity Exchange Act.

(c)Additional Representations of Party B. Party B represents to Party A in accordance with Section 3 of the Agreement (which representations will be deemed to be repeated by Party B at all times until termination of this Agreement and any Transaction outstanding hereunder) that:

(i)Reserved.

(ii)Compliance with Investment Restrictions. The Transactions entered into by Party B hereunder comply in all respects with any and all investment policies or restrictions, as amended, supplemented, updated or otherwise modified from time to time, set forth in: (A) Party B’s prospectus, (B) its statement of additional information, and (C) any other rule, law, regulation, similar guideline or other document governing the investment by Party B of its assets.

(iii)Authority of Investment Manager. Investment Manager is duly authorized to conduct the trading and investment activities of Party B (including, without limitation, the authority to enter into enter into this Agreement and each Transactions, execute Confirmations, exercise all rights of Party B in respect of Transactions, and make payments under this Agreement on behalf of Party B).

(iv)Transactions. With respect to each Option Transaction, Party B represents to Party A that it:

(1)understands that the Option Transactions have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) and are being offered and sold in reliance on the exemption to the registration requirements of the Securities Act provided under Section 4(a)(2) thereof:

(2)understands and acknowledges that Party A has no obligation to register the Option Transactions under the Securities Act or any other United States federal or state securities law, and that the Option Transactions must be held indefinitely by the purchaser thereof unless subsequently registered under such securities laws or an exemption from such registration is available; and

(3)agrees that in the event that at some future time it wishes to dispose of the Option Transactions in whole or in part (such disposition currently not being foreseen or contemplated), it will not transfer the same except in a transaction exempt from or not subject to the registration requirements of the Securities Act.

(v)Financial End User. Party B represents to Party A that it is a “financial end user” as such term is defined by the Commodity Futures Trading Commission (17 CFR §23.151).

(vi)Commercial End User. Party B represents to Party A that it is not a “commercial end user” as defined under section 3C(g)(1) of the Act (15 U.S.C. 78c-3(g)(1)) and implementing regulations or satisfies the criteria in section 3C(g)(4) of the Act (15 U.S.C. 78c-3(g)(4)) and implementing regulations.

(d)Outstanding Specified Transactions. Upon the effectiveness of this Agreement, unless otherwise agreed to in writing by the parties to this Agreement with respect to enumerated Specified Transactions, all Specified Transactions (other than a repurchase transaction, reverse repurchase transaction, buy/sell back transaction or securities lending transaction), then outstanding between the parties shall be subject to the terms hereof.

(e)Covenants of Party B. Party B makes the following covenants in favor of Party A (so long as there are any obligations of Party B outstanding under this Agreement):

(i)Obligations Relating to Representations. If any event or condition should occur that would render any representations and warranties made by Party B in this Agreement incorrect or misleading in any material respect, then Party B will promptly give written notice thereof to Party A.

(ii)Notice of Certain Events. Party B shall provide Party A, promptly upon becoming aware of the same, with written notice of: (A) any action, change, or modification to any Operative Document or any other action to be voted on in respect of Party B, in each case, that will cause a Termination Event or Event of Default to occur, (B) any pending litigation, action, claim, or proceeding that will adversely affect the ability of Party B to perform its obligations under this Agreement or any Transaction, or (C) Investment Manager’s impending resignation or termination as investment manager to Party B.

(iii)Reserved.

(iv)Reliance. Party B agrees that Party A shall not be concerned with, or need to make any inquiry with respect to, the powers or authority of Investment Manager to act on behalf of Party B, and that Party A is entitled to rely conclusively upon any request, order, instruction, certificate, opinion or other document or information furnished to Party A by any employee or agent of Investment Manager or a sub-adviser and reasonably believed by Party A to be genuine, as though such request, order, instruction, certificate, opinion or other document or information were given by Party B.

(f)Reserved

(g)Accuracy of Specified Information. Section 3(d) is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person.”

(h)Set-Off. Section 6(f) of this Agreement shall be amended by inserting the words “and or its Affiliates” after the word “Payee” in the sixth line thereof and after the word “Payer” in the seventh line thereof.
(i)Transfer. Section 7 is hereby amended by: (i) adding in the third line thereof after the word “party,” the words “which consent will not be arbitrarily withheld or delayed and (ii) adding in the second line of subparagraph (a) thereof after the words “assets to,” the words “or reorganization, incorporation, reincorporation or reconstitution into or as.”
(j)Notices. (i) The phrase “facsimile transmission,” shall be inserted before the word “electronic” in the second line of Section 12(a) of this Agreement.
(k)Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction in respect of any Transaction shall, as to such Transaction, be ineffective to the extent of such prohibition or unenforceability but without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction or in respect of any other Transaction, unless such severance shall substantially impair the benefits of the remaining portions of this Agreement to, or changes the reciprocal obligations of, either of the parties. The parties hereto shall endeavor in good faith negotiations to replace the prohibited or unenforceable provision with a valid provision the economic effect of which comes as close as possible to that of the prohibited or unenforceable provision.

(l)2002 Master Agreement Protocol. Upon entering into this Agreement, Party B shall be deemed to have adhered to the 2002 Master Agreement Protocol and all Annexes thereto as published by the International Swaps and Derivatives Association, Inc. and shall be bound by its terms and conditions.

(m)Reserved.
(n)Recording of Conversations. The parties agree that each may electronically record any telephone conversations between them.

(p)WAIVER OF JURY TRIAL. EACH PARTY HEREBY IRREVOCABLY WAIVES ITS RIGHT TO JURY TRIAL WITH RESPECT TO ANY OBLIGATION ARISING UNDER, OR IN CONNECTION WITH, THIS AGREEMENT.

(q)FATCA. Withholding Tax imposed on payments to non-US counterparties under the United States Foreign Account Tax Compliance Act. “Tax” as used in Part 2(a) of this Schedule (Payer Tax Representation) and “Indemnifiable Tax” as defined in Section 14 of this Agreement shall not include any
U.S. federal withholding tax imposed or collected pursuant to Sections 1471 through 1474 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), any current or future regulations or official interpretations thereof, any agreement entered into pursuant to Section 1471(b) of the Code, or any fiscal or regulatory legislation, rules or practices adopted pursuant to any intergovernmental agreement entered into in connection with the implementation of such Sections of the Code (a "FATCA Withholding Tax"). For the avoidance of doubt, a FATCA Withholding Tax is a Tax the deduction or withholding of which is required by applicable law for the purposes of Section 2(d) of this Agreement.

(r)2015 Section 871(m) Protocol. Party A is an adherent to the ISDA 2015 Section 871(m) Protocol published by the International Swaps and Derivatives Association, Inc. on November 2, 2015, as may be amended or modified from time to time (the “Section 871(m) Protocol”). In the event that Party B is not an adherent to the Section 871(m) Protocol, Party A and Party B hereby agree that the definitions and provisions contained in the Section 871(m) Protocol, including the Attachment thereto, will be deemed to be incorporated herein, mutatis mutandis, as though such definitions and provisions were set out in full herein, with such conforming changes as are necessary to deal with what would otherwise be inappropriate or incorrect cross- references. The parties further agree that the Implementation Date (as such term is defined in the Section 871(m) Protocol) shall be the date of execution of this Agreement.

(s)ISDA August 2012 DF Protocol and ISDA March 2013 DF Protocol. Party A and Party B hereby agree that: Notwithstanding anything to the contrary in the August DF Protocol Agreement or the August DF Protocol Questionnaire (collectively, the “August DF Protocol Documents”), or in the March DF Protocol Agreement or the March DF Protocol Questionnaire (collectively, the “March DF Protocol Documents”), including anything therein that provides in substance that such agreements may only be adhered to with respect to existing Protocol Covered Agreements, the parties hereby agree that:

10

(A)if each party delivers its completed August DF Protocol Questionnaire in accordance with paragraph 3 of the August DF Protocol Agreement (the later of such dates, the “August DF Protocol Matching Date”), then (i) upon the later of (x) the August DF Protocol Matching Date and (y) the date of this Agreement (or, if such dates are the same date, such date), for all purposes of the August DF Protocol Documents, such date will be the Implementation Date, this Agreement will be a Protocol Covered Agreement and a Matched PCA, and Party A and Party B will be Matched PCA Parties; and

(B)if each party delivers its completed March DF Protocol Questionnaire in accordance with paragraph 3 of the March DF Protocol Agreement (the later of such dates, the “March DF Protocol Matching Date”), then (i) upon the later of (x) the March DF Protocol Matching Date and (y) the date of this Agreement (or, if such dates are the same date, such date), for all purposes of the March DF Protocol Documents, such date will be the Implementation Date, this Agreement will be a Protocol Covered Agreement and a Matched PCA, and Party A and Party B will be Matched PCA Parties.

For purposes hereof, (i) the “August DF Protocol Agreement” means the ISDA August 2012 DF Protocol Agreement, published on August 13, 2012, by the International Swaps and Derivatives Association, Inc. (“ISDA”) (ii) the “August DF Protocol Questionnaire” means the ISDA August 2012 DF Protocol Questionnaire, published on August 13, 2012 by ISDA, (iii) the “March DF Protocol Agreement” means the ISDA March 2013 DF Protocol Agreement, published on March 22, 2013, by ISDA and (iv) the “March DF Protocol Questionnaire” means the ISDA March 2013 DF Protocol Questionnaire, published on March 22, 2013 by ISDA.
(t)ISDA 2021 SBS TOP-UP PROTOCOL FOR ADHERENTS OF BOTH DF1 AND DF2. Party A and
Party B hereby agree that:

Notwithstanding anything to the contrary in the ISDA 2021 SBS Top-Up Protocol published by the International Swaps and Derivatives Association, Inc. on May 3, 2021, (the “SBS Top-Up Protocol”), if each party has adhered to both the ISDA August 2012 DF Protocol and the ISDA March 2013 DF Protocol and previously delivered its completed ISDA August 2012 DF Protocol Questionnaire and ISDA March 2013 DF Protocol Questionnaire in accordance with paragraphs 3 of each of the ISDA August 2012 DF Protocol Agreement and the March 2013 DF Protocol Agreement (collectively, “Protocol Covered Agreements”), then as of the date of this Agreement, the Protocol Covered Agreements will be amended pursuant to the terms of Appendix 1 and Appendix 2 to the SBS Top-Up Protocol for all purposes of the SBS Top-Up Protocol, and such date will be the Amended Effective Date.
(u)Reporting Consent. The parties agree that solely as between Party A and Party B, the definitions and provisions contained in the ISDA 2013 Reporting Protocol published by the International Swaps and Derivatives Association, Inc. on May 10 2013, including the Attachment thereto (the "Reporting Protocol"), will be deemed to be incorporated herein, mutatis mutandis, as though such definitions and provisions were set out in full herein, with such conforming changes as are necessary to deal with what would otherwise be inappropriate or incorrect cross references. The parties further agree that the Implementation Date (as such term is defined in the Reporting Protocol) shall be the date of execution of this Agreement.

(v)Japanese Jurisdictional Module of the ISDA Resolution Stay Jurisdictional Modular Protocol. The terms of the Japanese Jurisdictional Module of the ISDA Resolution Stay Jurisdictional Modular Protocol (the “Japanese Module”) are incorporated into and form part of this Agreement, and this Agreement shall be deemed to be a Covered Agreement for purposes of the Japanese Module. In the event of any inconsistencies between this Agreement and the Japanese Module, the Japanese Module will prevail. Party A has adhered to the Japanese Module as a Regulated Entity, and upon entering into this Agreement Party B shall be deemed to have adhered to the Japanese Module as a Module Adhering Party and identified Party A as a Regulated Entity Counterparty.

(w)Limitation on Withholding.

(1)If a party (“X”) (A) exercises its rights in connection with Section 2(a)(iii) and elects not to make any payment or delivery specified in a Confirmation to be made by it for sixty (60) Local Business Days, and (B) if the underlying condition is an Event of Default (other than an Event of Default or Potential Event of Default under Section 5(a)(i)) where the other party to this Agreement (“Y”) is the Defaulting Party and X does not designate an Early Termination Date in connection with such Event of Default by the end of such sixty (60) calendar day period following receipt by Y of written notice from X of such Event of Default (such end date, the “Condition End Date”), then, in no event shall X suspend payments or deliveries in reliance on Section 2(a)(iii)(1) in respect of any Event of Default or Potential Event of Default beyond the Condition End Date. For the avoidance of doubt, no such limitation shall apply with respect to any Event of Default or Potential Event of Default under Section 5(a)(i).

(2)The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery owing by a party if the other party shall have satisfied in full all its payment and delivery obligations under Section 2(a)(i) of the Agreement and shall at the relevant time have no future payment or delivery obligations, whether absolute or contingent, under Section 2(a)(i).

(y)Limitation on Designation of Early Termination Date. If a party (“X”) that receives written notice from the other party (“Y”) specifically stating that there has occurred (x) an Event of Default as to which Y is the Defaulting Party or (y) any Termination Event as to which Y is an Affected Party, then, notwithstanding anything in Section 9(f) of this Agreement to the contrary, X shall have no further right to designate an Early Termination Date by reason of the Event of Default or Termination Event specified in such notice after ninety
(90) Local Business Days have elapsed following the date on which X receives such notice. Notice will be delivered to the addressee(s) for the other party as contained in Part 3 above.

(z)Electronic Signatures. Each party acknowledges that electronic signatures, whether digital or encrypted, of a party may be included in this Agreement and if so, are intended to authenticate this writing and to have the same force and effect as a manual signatures. “Electronic signature” means any electronic sound, symbol, or process attached to or logically associated with a record and executed and adopted by a party with the intent to sign such record, including facsimile or email electronic signatures.

(aa) Limited Recourse. Notwithstanding anything to the contrary contained in this Agreement or in any schedule, addendum, confirmation, or other document issued or delivered in connection with any Transaction entered into under this Agreement, any amounts owed or liabilities incurred by Party B in respect of any Transaction entered into under this Agreement may be satisfied solely from the assets of the Party B that are under the management of the Investment Manager (the “Party B Account”). Without limiting the generality of the foregoing, in no event shall Party A or any of its Affiliates have any recourse with respect to such amounts owed or liabilities incurred, whether by setoff or otherwise, against (a) any assets of Party B that are not in the Party B Account; (b) any assets of any person or entity other than the Party B Account (including, without limitation, any other person or entity whose account is under the management of the Investment Manager); (c) any assets of any Affiliates of Party B; or (d) absent gross negligence, willful misconduct or fraud, any assets of the Investment Manager or any assets of the Investment Manager’s Affiliates.

(bb)    Inconsistency. Section 1(b) is hereby amended by adding the following at the end of the paragraph.

“Furthermore, in the event of any inconsistency between the provisions of the Share Swap Confirmation dated September 20, 2023 and this Schedule, Credit Support Annex and Master Agreement, the September 20, 2023 Confirmation will prevail for the purpose of the relevant Transaction.”

(cc) Misrepresentation. Section 5(a)(iv) of the Agreement is hereby amended by inserting the words (i) "or, in the case of Party B, the Investment Manager" after the word "party" in the second line; and (ii) ", the IM Side Letter" after the word "Agreement" in the third line.

IM Side Letter” means an agency letter from the Investment Manager in form and substance satisfactory to Party A and attached hereto as Exhibit B certifying the Investment Manager’s authority and capacity to act on behalf of Party B.
Part 6. FX Transactions and Currency Option Transactions

(a)Application of this Agreement. This Agreement, as modified by this Part 6, shall apply to all FX Transactions and Currency Option Transactions (as defined in the 1998 FX and Currency Option Definitions, as amended or supplemented from time to time, published by the International Swaps and Derivatives Association, Inc., the Emerging Markets Traders Association and The Foreign Exchange Committee (the “FX Definitions”)) entered into or outstanding (whether before or after this Agreement is entered into) between the Parties.

(b)Confirmations. Any confirmation in respect of an FX Transaction or Currency Option Transaction between the parties, including but not limited to Confirmations sent by electronic means, that fails by its terms to expressly exclude the application of this Agreement shall (to the extent not otherwise provided for in this Agreement) (i) constitute a “Confirmation” as referred to in this Agreement even where not so specified in such confirmation; (ii) supplement, form a part of, and be subject to this Agreement, and all provisions in this Agreement will govern such Confirmation except as modified therein and (iii) shall incorporate the FX Definitions. In the event of any inconsistency between the FX Definitions and this Agreement, this Agreement will govern. In the event of any inconsistency between the provisions of any Confirmation and this Agreement or the FX Definitions, such Confirmation will prevail for the purposes of the relevant Transaction.

(c)Discharge and Termination. Unless otherwise agreed, any Call or any Put written by a party will automatically be terminated and discharged, in whole or in part, as applicable, against a Call or a Put, respectively, written by the other party, such termination and discharge to occur automatically upon the payment in full of the last Premium payable in respect of such Currency Option Transactions; provided that such termination and discharge may only occur in respect of Currency Option Transactions:

(1)each being with respect to the same Put Currency and the same Call Currency;
(2)each having the same Expiration Date and Expiration Time;
(3)each being of the same style, i.e. either both being American style Currency Option Transactions or both being European style Currency Option Transactions;
(4)each having the same Strike Price;
(5)neither of which shall have been exercised by delivery of a Notice of Exercise; and
(6)each having been entered into by the same pair of Offices of the Buyer and the Seller and, upon the occurrence of such termination and discharge, neither party shall have any further obligation to the other party in respect of the relevant Currency Option Transactions or, as the case may be, parts thereof so terminated and discharged. In the case of a partial termination and discharge (i.e., where the relevant Currency Option Transactions are for different amounts of the Currency Pair), the remaining portion of the Currency Option Transaction which is partially discharged and terminated shall continue to be a Currency Option Transaction for all purposes of this Agreement, including this Part 6(c). Such termination and discharge shall be effective notwithstanding that either party (i) may fail to send out a Confirmation, (ii) may fail to record such termination and discharge in its books, or (iii) may send out a Confirmation that is inconsistent with such termination and discharge.

IN WITNESS WHEREOF the parties have executed this Schedule on the respective dates specified below with effect from the date specified on the first page of this Agreement.

NOMURA GLOBAL FINANCIAL PRODUCTS INC.

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS/EIG ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS/EIG Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party A)    (Party B)

By:      By:

Name:

Matthew Ferreira

Name: Stephen S. Sypherd

Title:

Managing Director

Title: General Counsel and Secretary

Date: 11/1/2024

Date: 11/1/2024

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS GLOBAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Global Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:
Name: Stephen S. Sypherd

Title: Managing Director Date: 11/1/2024

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS TACTICAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Tactical Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:      Name: Stephen S. Sypherd

Title: Managing Director and General Counsel Date: 11/1/2024

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B
Exhibit A to the Schedule
This Exhibit A, as it may be amended from time to time to change the Party B’s listed herein, supplements and forms a part of that certain ISDA Master Agreement dated as of [ ], 2024 between Nomura Global Financial Products Inc. and each entity listed on this Exhibit A severally and not jointly, acting by and through each Investment Manager identified below, not in its individual capacity but solely in its capacity as the investment manager on behalf of each such entity.

Party B	Jurisdiction of Organization	Investment Manager	Credit Support Provider	NAV Floor	Tax Form	Deliverable Reports / Statements	The following Appendices are applicable
FS Specialty Lending Fund	A Delaware statutory trust registered as an investment company under the 1940 Act	FS/EIG Advisor, LLC	Not applicable	$1,000,000,000	United States Internal Revenue Form W-9 or any successor thereto
1. The audited consolidated balance sheet and related statements of operations, assets and liabilities, changes in net assets, cash flows and schedule of investments of Party B as of and for the end of such year, as reported on by an independent public accountant and prepared in accordance with U.S. generally accepted accounting principles.
							Appendix 1

Date by which to be delivered: Within 120 days after the end of each fiscal year of Party B (or such longer period as is permitted by the SEC); provided, that Party B shall be deemed to have delivered to the extent made available via EDGAR in Party B’s annual report on Form 10-K.

2. The consolidated balance sheet and related statements of operations, assets and liabilities, changes in net assets, cash flows and schedule of investments of Party B as of and for the end of each fiscal quarter of Party B (other than its last fiscal quarter), prepared in accordance with
U.S. generally accepted accounting principles.

Date by which to be delivered: Within 60 days after the end of each fiscal quarter of Party B (other than its last fiscal quarter) (or such longer period as is permitted by the SEC); provided, that Party B shall be deemed to have delivered to the extent made available via EDGAR in Party B’s semiannual report on Form 10-Q.

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B

Execution Version

FS Credit Opportunities Corp.	A Maryland corporation registered as an investment company under the 1940 Act.	FS Global Advisor, LLC	Not applicable	$897,730,000	United States Internal Revenue Form W-9 or any successor thereto
1. The audited consolidated balance sheet, statements of income and statements of changes in net assets and cash flows of Party B as of and for the end of its fiscal year.
Date by which to be delivered: Within 120 days after the end of each fiscal year of Party B (or such longer period as is permitted by the SEC); provided, that Party B shall be deemed to have delivered to the extent made available via EDGAR in Party B’s annual report on Form N-CSR.
							Appendix 1

2. The unaudited consolidated balance sheet, statements of income and statements of changes in net assets and cash flows of Party B as of and for the end of each of its fiscal quarters (other than its last fiscal quarter).

Date by which to be delivered: Within 60 days after the end of each fiscal quarter of Party B (other than its last fiscal quarter) (or such longer period as is permitted by the SEC); provided, that Party B shall be deemed to have delivered to the extent made available via EDGAR in Party B’s semiannual report on Form N-CSRS.

FS Tactical Opportunities (SI) Splitter, L.P.	A Delaware limited partnership	FS Tactical Advisor, LLC	FS Tactical Opportunities Fund GP, L.P.	$100,000,000	United States Internal Revenue Form W-9 or any successor thereto
1. An annual report containing a consolidated statement of assets, liabilities, and capital, statements of operations and cash flow and changes in partners’ capital and net assets as of and for the end of each fiscal year of Party B, accompanied by a report and an opinion prepared in accordance with generally accepted auditing standards of an independent certified public accountant, together with an investor report of Party B for such fiscal year in the form delivered to its partners.

						Date by which to be delivered: Within 120 days after the end of each fiscal year of Party B.

2. An unaudited financial report containing a consolidated statement of assets, liabilities, and capital and an unaudited consolidated statement of operations and changes in partners’ capital and net assets, for each fiscal quarter of Party B (other than its last fiscal quarter),

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B

Execution Version

accompanied by an investor report of Party B for such fiscal quarter in the form delivered to its partners.
Date by which to be delivered: Within 75 days after the end of each fiscal quarter (other than the last fiscal quarter).

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B
Exhibit B to the Schedule

Nomura Global Financial Products Inc. Worldwide Plaza
309 West 49th Street
New York, NY 10019-7316

Ladies and Gentlemen:

In connection with derivatives transactions to be entered into between [COUNTERPARTY] (the “Client”) and Nomura Global Financial Products Inc. (“Nomura”), which may include over-the-counter derivatives transactions, swap transactions, credit derivatives transactions, forward transactions, option transactions (including options in respect of the foregoing) and other similar transactions (collectively, “Derivative Transactions”) and are subject to the ISDA 2002 Master Agreement between Nomura and Client dated as of    , 2024 (the “Agreement”) and unless otherwise defined, capitalized terms used herein shall have the meanings set forth in the Agreement, we hereby acknowledge, represent and warrant continuously to, and covenant and agree with, Nomura that:

1.We are an investment adviser registered under the Investment Advisers Act of 1940, as amended, and we are in compliance with the requirements of such Act in all material respects. We are duly organized and validly existing in good standing under the laws of the jurisdiction of our organization.
2.Pursuant to a written investment advisory agreement with the Client, we have been duly authorized by the Client to take all requisite action on its behalf to negotiate and enter into Derivative Transactions with Nomura at our discretion, to execute confirmations of Derivative Transactions covering Derivative Transactions on its behalf, to cause Client to pledge and deliver collateral in connection with Derivative Transactions, and to execute and deliver contracts, documents and instruments and to otherwise act on behalf of the Client in performing all of the obligations contemplated thereby and in accordance with the investment objectives, guidelines and restrictions for the Client on the date such Derivative Transaction is entered into. We have made our own independent decisions to enter into the Agreement and each Derivative Transaction thereunder as agent for the Client and as to whether that Derivative Transaction is appropriate or proper for the Client. You may rely on our assurance that, on the basis of such investigation as we have deemed appropriate, we are satisfied that the person or persons who signed such investment advisory agreement were themselves properly authorized by the Client.

3.We have knowledge and experience in financial and business matters and are capable of evaluating the merits and risks of Derivative Transactions on behalf of the Client, and, prior to entering into a Derivative Transaction on behalf of the Client, we shall determine that such Derivative Transaction is suitable and appropriate for the Client and is in compliance with the Client's investment objectives, guidelines and restrictions.

4.Solely at the time of entry into, and during the term of, any Derivative Transaction entered into on behalf of the Client, we will not take (and represent that we have not taken) any action that would render any of the representations, warranties, covenants or agreements in this letter untrue, incorrect or incomplete in any material respect, and if we become aware of any event or condition that occurs that has or would render any of such representation and warranties untrue, incorrect or incomplete in any materially, we will promptly give notice thereof to you.

5.Solely at the time of entry into, and during the term of, any Derivative Transaction entered into on behalf of the Client, we will notify you immediately in the event that our investment advisory agreement with the Client or our authority to act as agent for the Client with respect to the obligations arising under any Derivative Transaction which we may enter into with Nomura on behalf of the Client is or has been terminated or materially modified.

NYACTIVE-24178989.5

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B

Execution Version
6.On the date the Agreement is entered into and at any time any Derivative Transaction is entered into or remains outstanding, Client will not be subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any other employee benefit plan that is subject to any law, regulation, rule or restriction similar to Section 406 of ERISA or Section 4975 of the Code.

We understand and acknowledge that Nomura will rely on the foregoing representations, warranties, covenants and agreements when offering to enter into Derivative Transactions with the Client. So long as any Derivative Transaction remains outstanding, we agree to notify Nomura promptly at the address above if at any time we discover or learn of facts materially at variance with the foregoing representations and warranties.

This letter shall be governed by and construed in accordance with the laws of the State of New York (without reference to choice of law doctrine).

Very truly yours, [INVESTMENT MANAGER]
By:
Name:
Title:

NYACTIVE-24178989.5

Docusign Envelope ID: DE2A5CCD-02E3-48BE-BC10-589571E7397B

Execution Version

Appendix 1

Terms for a 40 Act Fund
The terms of this Appendix 1 apply only to those Party B’s listed on Exhibit A wherein it explicitly states that Appendix 1 applies to that particular Party B (each, a “40 Act Fund”). The terms of this Appendix 1 apply to no other Party B. Accordingly, notwithstanding anything to the contrary in the Schedule and the Credit Support Annex and only with respect to each40 Act Fund , the following provisions apply to each 40 Act Fund:

1.ATE - Material Breach of Law. The following are added as Additional Termination Events under Part 5(b) of the Schedule:

(a)Any change of the type specified in Section 13(a)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”) shall have occurred or Party B shall have changed fundamental policy within the meaning of 13(a)(3) of the 1940 Act.
(b)Prohibited Transaction. [Any Agreement or any Transaction would, as determined by Party A after consulting with and acting in accordance with the advice of competent outside legal counsel, be prohibited by the Investment Company Act of 1940, as amended (the “Investment Company Act”) (including without limitation Sections 12(d)(3) and 17(a) of the Investment Company Act).

2.Credit Support Document. Part 4(f) of the Schedule is deleted in its entirety and replaced with the following:
“(f) Credit Support Document. Details of any Credit Support Document:-

In the case of Party A, the Credit Support Annex which supplements, forms part of, and is subject to this Agreement and the Collateral Account Control Agreement between Party A, Party B and Custodian.
In the case of Party B, the Credit Support Annex which supplements, forms part of, and is subject to this Agreement and the Collateral Account Control Agreement between Party A, Party B and Custodian.”

3.Additional Representations of Party B. The following are added as Additional Representations of Party B under Part 5(c) of the Schedule.

(i)    Investment Company Act. (A) Party B is registered as an investment company under the Investment Company Act pursuant to a registration statement filed with the SEC pursuant to Section 8(b) of the Investment Company Act and applicable state securities regulators, no action has been taken by the SEC or applicable state securities regulators to suspend or revoke such registration, and to its best knowledge, no investigation or regulatory proceeding has been commenced by the SEC or any state securities regulatory authority which is reasonably likely to materially adversely affect Party B’s ability to perform its obligations hereunder or under any Transaction. Neither the execution nor performance of any Transaction will violate applicable provisions of the Investment Company Act.

(B) No proposal has been made, and no actions taken, by Party B, the Investment Manager or the holders of Party B’s outstanding voting securities that could materially adversely affect Party A under this Agreement or any Transaction hereunder, or on the ability or authority of Party B to perform its obligations under this Agreement or any Transaction hereunder or under any transaction similar in nature to a Specified Transaction.

NYACTIVE-24178989.5

ISDA®
International Swap Dealers Association, Inc.
CREDIT SUPPORT ANNEX
to the Schedule to the
Master Agreement
dated as of October 31, 2024
between

NOMURA GLOBAL FINANCIAL PRODUCTS INC.

Execution Version
and    EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT, SEVERALLY AND NOT JOINTLY

This Annex supplements, forms part of, and is subject to, the above-referenced Agreement, is part of its Schedule and is a Credit Support Document under this Agreement with respect to each party.
Accordingly, the parties agree as follows:-

Paragraph 1. Interpretation

(a)Definitions and Inconsistency. Capitalized terms not otherwise defined herein or elsewhere in this Agreement have the meanings specified pursuant to Paragraph 12, and all references in this Annex to Paragraphs are to Paragraphs of this Annex. In the event of any inconsistency between this Annex and the other provisions of this Schedule, this Annex will prevail, and in the event of any inconsistency between Paragraph 13 and the other provisions of this Annex, Paragraph 13 will prevail.
(b)Secured Party and Pledgor.    All references in this Annex to the "Secured Party" will be to either party when acting in that capacity and all corresponding references to the "Pledgor" will be to the other party when acting in that capacity; provided, however, that if Other Posted Support is held by a party to this Annex, all references herein to that party as the Secured Party with respect to that Other Posted Support will be to that party as the beneficiary thereof and will not subject that support or that party as the beneficiary thereof to provisions of law generally relating to security interests and secured parties.

Paragraph 2. Security Interest
Each party, as the Pledgor, hereby pledges to the other party, as the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set -off against all Posted Collateral Transferred to or received by the Secured Party hereunder. Upon the Transfer by the Secured Party to the Pledgor of Posted Collateral, the security interest and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without any further action by either party.

Copyright © 1994 by International Swaps and Derivatives Association, Inc.

NYACTIVE-24178991.5

CREDIT SUPPORT ANNEX
Elections and Variables dated as of October 31, 2024 between
NOMURA GLOBAL FINANCIAL PRODUCTS INC.
(hereinafter referred to as “Party A”) and
EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT, SEVERALLY AND NOT JOINTLY
(hereinafter referred to as “Party B”)
Paragraph 13.    Elections and Variables.

(a)Security Interest for “Obligations”. The term “Obligations” as used in this Annex includes the following additional obligations:
With respect to Party A:    None. With respect to Party B:    None.

(b)Credit Support Obligations.

(i)Delivery Amount, Return Amount, and Credit Support Amount
(A)“Delivery Amount” has the meaning specified in Paragraph 3(a).
(B)“Return Amount” has the meaning specified in Paragraph 3(b).
(C)“Credit Support Amount” has the meaning specified in Paragraph 3(b).

(ii)Eligible Collateral. The following items will qualify as “Eligible Collateral” for the party specified:

	Collateral Type	Party A	Party B	Valuation Percentage
(A)	United States Dollars	Yes	Yes	100%
(B)	“UST”, being debt securities issued by the U.S. Departmen	No	Yes	Residual Maturity in
	of the Treasury			years:
Less than 1: 99.5%
1-5: 98%
Greater than 5: 96%

(iii)Other Eligible Support. The following items will qualify as “Other Eligible Support” for the party specified: Party A and Party B, None.

(iv)Thresholds.

(1)“Independent Amount” shall mean an amount, if any, as set forth in a Confirmation

(2)“Threshold” means, with respect to Party A, zero.

“Threshold” means, with respect to Party B, zero.
(3)“Minimum Transfer Amount” means, with respect to a party, USD $250,000; provided that, if an Event of Default or Specified Condition has occurred and is continuing, then the Minimum Transfer Amount with respect to the Defaulting Party or Affected Party shall be zero.

(4)Rounding. The Delivery Amount is rounded up, and the Return Amount is rounded down, to the nearest multiple of USD 10,000

NYACTIVE-24178991.5

(v)Legally Ineligible Credit Support. Paragraph 11 is hereby amended by adding the following provisions to the end thereof:
(g)Legally Ineligible Credit Support.    Unless otherwise specified in Paragraph 13, upon delivery of a Legal Ineligibility Notice by a party, each item of Eligible Credit Support identified in such notice (i) will cease to be Eligible Credit Support for purposes of Transfers to such party as the Secured Party hereunder as of the applicable Transfer Ineligibility Date, (ii) will cease to be Eligible Credit Support for the other party as the Pledgor for all purposes hereunder as of the Total Ineligibility Date and (iii) will have a Value of zero on and from the Total Ineligibility Date.

The parties agree that: (a) a Legal Ineligibility Notice may be delivered because the relevant item(s) of Eligible Credit Support never did satisfy the relevant Legal Eligibility Requirements (in which case the applicable Transfer Ineligibility Date and Total Ineligibility Date will be the fifth Local Business Day following the date of delivery of the Legal Ineligibility Notice); (b) Legal Eligibility Requirements may be applied on a portfolio basis (including, without limitation, for the purposes of applying any concentration limits) such that an entire portfolio or group of items may be the subject of a Legal Ineligibility Notice; (c) Legal Eligibility Requirements will include, if relevant, whether or not the relevant item comprises financial collateral (or equivalent) for the purposes of Directive 2002/47/EC of the European Parliament and Council of 6th June, 2002 on financial collateral arrangements as implemented in the relevant jurisdiction; and (d) a Legal Ineligibility Notice may be given in respect of a new sub-category, as identified in such notice in respect of an item, to the extent such a distinction is made by the relevant law, regulatory guideline, policy, manual, standard or statement.

"Legal Ineligibility Notice" means a written notice from the Secured Party to the Pledgor in which the Secured Party (i) represents that the Secured Party has determined that one or more items of Eligible Credit Support (or a specified amount of any such item) either has ceased to satisfy, or as of a specified date will cease to satisfy, collateral eligibility requirements under law, regulatory guidelines, policies, manuals, standards and statements applicable to the Secured Party requiring the collection of variation margin (the "Legal Eligibility Requirements"), (ii) lists the item(s) of Eligible Credit Support (and, if applicable, the specified amount) that have ceased to satisfy, or as of a specified date will cease to satisfy, the Legal Eligibility Requirements, (iii) describes the reason(s) why such item(s) of Eligible Credit Support (or the specified amount thereof) have ceased to satisfy, or will cease to satisfy, the Legal Eligibility Requirements and (iv) specifies the Total Ineligibility Date and, if different, the Transfer Ineligibility Date.

"Total Ineligibility Date" means the date on which the relevant item of Eligible Credit Support (or a specified amount of such item) has ceased to satisfy, or will cease to satisfy, the Legal Eligibility Requirements applicable to the Secured Party for all purposes hereunder; provided that, unless otherwise specified in Paragraph 13, if such date is earlier than the fifth Local Business Day following the date on which the Legal Ineligibility Notice is delivered, the Total Ineligibility Date will be the fifth Local Business Day following the date of such delivery.
"Transfer Ineligibility Date" means the date on which the relevant item of Eligible Credit Support (or a specified amount of such item) has ceased to satisfy, or will cease to satisfy, the Legal Eligibility Requirements for purposes of Transfers to the Secured Party hereunder; provided that, unless otherwise specified in Paragraph 13, if such date is earlier than the fifth Local Business Day following the date on which the Legal Ineligibility Notice is delivered, the Transfer Ineligibility Date will be the fifth Local Business Day following the date of such delivery.

(h)Return of Posted Credit Support with a Value of Zero. Subject to Paragraph 4(a), the Secured Party will, promptly upon demand (but in no event later than the time at which a Transfer would be due under Paragraph 4(b) with respect to a demand for the Transfer of Eligible Credit Support or Posted Credit Support), Transfer to the Pledgor any item of Posted Credit Support (or the specified amount of such item) that as of the date of such demand has a Value of zero; provided that the Secured Party will only be obligated to Transfer any Posted Credit Support in accordance with this paragraph, if, as of the date of Transfer of such item, the Pledgor has satisfied all of its Transfer obligations under this Annex, if any.

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(i)Reinstatement of Credit Support Eligibility. Upon a reasonable request by the Pledgor, the Secured Party will determine whether an item (or a specified amount of such item) of Eligible Credit Support that was the subject of a prior Legal Ineligibility Notice would currently satisfy the Legal Eligibility Requirements applicable to the Secured Party. If the Secured Party determines that as of such date of determination such item (or specified amount of such item) satisfies the Legal Eligibility Requirements applicable to the Secured Party, the Secured Party will promptly following such determination rescind the relevant Legal Ineligibility Notice with respect to such item (or specified amount of such item) by written notice to the Pledgor. Upon the delivery of such notice, the relevant item (or specified amount of such item) will constitute Eligible Credit Support hereunder.
(c)Valuation and Timing.

(i)“Valuation Agent” means Party A, provided that if a Potential Event of Default or Event of Default has occurred and is continuing with respect to Party A or a Termination Event has occurred and is continuing with Party A as Affected Party, then the Valuation Agent shall be a third party dealer in the relevant market appointed by Party B from the Approved Dealer List until the discontinuance of such Event of Default, Potential Event of Default or Termination Event with respect to Party A as the Defaulting Party or Affected Party and the fees and expenses of such replacement valuation agent shall be borne equally by Party A and Party B.

For purposes of this provision, the “Approved Dealer List” will include the principal affiliated dealer entities of each of Bank of America, Bank of Montreal, Barclays, BNP Paribas, Citigroup, Deutsche Bank, Goldman Sachs, HSBC, ING, Jefferies & Co., Mitsubishi UFJ Financial Group, Mizuho Financial Group, Morgan Stanley, Royal Bank of Canada, Sumitomo Mitsui Banking Corporation, Truist Financial, UBS and Wells Fargo & Company.

(ii)“Valuation Date” is, any Local Business Day in London and New York.

(iii)“Valuation Time” means the close of business in New York on a Local Business Day provided that the calculations of Value and Exposure will be made as of approximately the same time on the same date.

(iv)"Notification Time" means 10:00 a.m. New York time, on a Local Business Day.
(d)Conditions Precedent and Secured Party's Rights and Remedies.

(i)Paragraph 4(a) is amended by replacing the word “and” between “5” and “6(d)” in the second line thereof with “, “ and adding the words “and 11(h)” immediately following “6(d).” The following Termination Event(s) will be a "Specified Condition" for the party specified (that party being the Affected Party if the Termination Event occurs with respect to that party):

	Party A	Party B
Illegality	[ ]	[ ]
Tax Event	[ ]	[ ]
Tax Event Upon Merger	[ ]	[ ]
Credit Event Upon Merger	[X]	[X]
Additional Termination Event(s)	[X]	[X]
Force Majeure Event	[ ]	[ ]

(ii)The words “,Potential Event of Default” shall be deleted from Paragraph 4(a).
(e)Substitution.

(i) “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): inapplicable.
(f)Dispute Resolution.

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(i)“Resolution Time” means 12:00 pm., New York time, on the first Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii)Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Posted Credit Support other than Cash will be calculated as follows:

(1)the mean of the closing bid prices quoted on the relevant date by three leading dealers in the Relevant Market chosen by the Valuation Agent; or
(2)if no such quotations are available from those leading dealers on the relevant date, the mean of the closing bid prices on the immediately preceding date multiplied by the applicable Valuation Percentage.

(iii)Alternative. The provisions of Paragraph 5 will apply.
(g)Holding and Using Posted Collateral.

(i)Eligibility to Hold Posted Collateral; Custodians.

(1)Party A and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:
(A)Party A is not a Defaulting Party,

(B)an Early Termination Date has not been designated with respect to Party A as the Affected Party, and
(C)Posted Collateral comprising negotiable debt obligations issued by the Government of the United States of America and/or U.S. dollars (“U.S. Posted Collateral”) may only be held in the following jurisdictions: New York. U.S. Posted Collateral will be held by or through a “securities intermediary" (as defined in the UCC).

Initially, the Custodian for Party A is as advised from time to time.
(2)Party B and its Custodian will be entitled to hold Posted Collateral pursuant to Paragraph 6(b); provided that the following conditions applicable to it are satisfied:

(A)Party B is not a Defaulting Party,
(B)an Early Termination Date has not been designated with respect to Party B as the Affected Party, and
(C)U.S. Posted Collateral may only be held in the following jurisdictions: New York. U.S. Posted Collateral will be held by or through a “securities intermediary" (as defined in the UCC).

Initially, the Custodian(s) for Party B is as advised from time to time.

(ii)Use of Posted Collateral. The provisions of Paragraph 6(c) will not apply to Party A and will apply to Party B.
(iii)Security Interest. Solely with respect to Party B as the Pledgor, Paragraph 2 is hereby deleted in its entirety and replaced with the following:

“The Pledgor hereby pledges to the Secured Party, as security for its Obligations, and grants to the Secured Party a first priority continuing security interest in, lien on and right of Set-off against
(i) all Posted Collateral Transferred to or received by the Secured Party hereunder or Party B’s Custodian pursuant to the Control Agreement, and (ii) each Collateral Account. Upon the

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Transfer to the Pledgor of Posted Collateral on the instruction of the Secured Party or as otherwise permitted under this Annex, the security interest in and lien granted hereunder on that Posted Collateral will be released immediately and, to the extent possible, without further action by either party.”
(iv)Transfer. Notwithstanding anything to the contrary in the Agreement or herein, the parties understand and agree that for purposes of this Annex, (i) a Transfer of Eligible Credit Support pursuant to the Control Agreement is a Transfer of such Eligible Credit Support to Party A as Secured Party, (ii) Eligible Credit Support Transferred pursuant to the Control Agreement is Posted Credit Support for purposes of this Annex, and (iii) an obligation of Party A as the Secured Party to Transfer, or cause Party B’s Custodian to Transfer, Posted Collateral held by Party B’s Custodian to the Pledgor will be deemed satisfied by Party A’s sending appropriate instructions to Party B’s Custodian in accordance with the terms of the Control Agreement to effect such Transfer. Except as may otherwise be provided in the Control Agreement, Party A will bear no liability for the failure of Party B’s Custodian to comply with such instructions and no such failure will constitute an Event of Default with respect to Party A.
(h)Distributions and Interest Amount.

(i)Interest Rate. USD-Federal Funds (as defined in the 2021 ISDA Interest Rate Derivatives Definitions published by the International Swaps and Derivatives Association, which are incorporated into this Annex).

(ii)Transfer of Interest Amount. If at any time of determination,

(A)Party A is a Secured Party and State Street Bank and Trust Company is Party B’s Custodian, then the first sentence of Paragraph 6(d)(ii) will not apply to any Interest Amount that has accrued in respect of Posted Collateral Transferred to Party A as Secured Party, and any such Interest Amount will constitute Posted Collateral;
(B)Party B is a Secured Party, then the Transfer of the Interest Amount that has accrued in respect of Posted Collateral Transferred to Party B as Secured Party will be made on or before the fifth Local Business Day of each calendar month with respect to the preceding calendar month; and

(C)State Street Bank and Trust Company is not Party B’s Custodian, then the Transfer of any Interest Amount (accrued in respect of any Posted Collateral Transferred to either Party A or Party B) will be made on or before the fifth Local Business Day of each calendar month with respect to the preceding calendar month.
(iii)Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(iv)Interest Period. “Interest Period” as defined in Paragraph 12 is hereby replaced with “means the period from and including the first day of each calendar month, to and including the last day of each calendar month.”
(v)Distributions and Interest Amount in respect of the Collateral Account. Notwithstanding anything herein to the contrary and without limiting any term or provision in the Control Agreement, Party A shall have no obligation to Transfer any Distribution to Party B, or to pay any interest to Party B, in respect of any Posted Collateral or other assets held in the Collateral Account.

(i)Additional Representations and Covenants. None
(j)Other Eligible Support and Other Posted Support.
(i)“Value” with respect to Other Eligible Support and Other Posted Support means: None.

(ii)“Transfer” with respect to Other Eligible Support and Other Posted Support means: None.

(k)Demands and Notices. All demands, specifications, and notices under this Annex will be made pursuant to the Notices Section of this Agreement, unless otherwise specified from time to time.

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(l)Instructions for Transfers. As agreed between the parties from time to time.
(m)Other Provisions.
(i)Amendment to Events of Default.

(A)Paragraph 7(i) is hereby amended by replacing the words “two Local Business Days” in the third line thereof with the words “one Local Business Day”;

(B)Paragraph 7(ii) is hereby amended by replacing the words “five Local Business Days” in the second line thereof with the words “three Local Business Days” and by deleting the word “or” at the end thereto;

(C)Paragraph 7(iii) is hereby amended by replacing the semicolon at the end of clause (iii) thereto with “or”, and
(D)Paragraph 7(iv) is hereby amended by adding the following clause (iv) as the last clause of the definition: “(iv) with respect to Party B only, Party B delivers a Notice of Return of Collateral, entitlement order or other instructions with respect to the funds held and maintained in the Collateral Account other than in compliance with the Control Agreement.

(ii)Limitations on Secured Party's Liability.
Notwithstanding Paragraphs 6(a) and 6(b)(iii), the Secured Party will not be liable for any losses, damages, costs or expenses that Pledgor may suffer as a result of any failure to perform, or delay in performing, any obligations under this Annex by the Secured Party or its Custodian if such failure or delay is the result of circumstances beyond the reasonable control of Secured Party or its Custodian, such as interruption or loss of power or computer or communications services, labor disturbance, war, riot, insurrection, natural disaster, Act of God, or local or national emergency.

(iii)Amendments to Transfer Timing and Calculations.

Paragraph 4(b) is amended by replacing the words “the next” in the third line thereof with the word “such” and replacing the word “second” in the fifth line thereof with the word “next” and deleting the word “thereafter” in the fifth line thereof.
(iv)Negative Interest Protocol. If a party to this Agreement has adhered to ISDA 2014 Collateral Agreement Negative Interest Protocol published by the International Swaps and Derivatives Association, Inc. on May 12, 2014 (the “Negative Interest Protocol”), it agrees that this Annex is a Protocol Covered Collateral Agreement as defined therein. If a party to this Agreement has not adhered to the Negative Interest Protocol, it agrees that the definitions and provisions contained in the form of the Attachment to the Negative Interest Protocol are incorporated by reference into and apply to this Annex. For the purposes of this Agreement, references in the Negative Interest Protocol definitions and provisions to a “Protocol Covered Collateral Agreement” will be deemed to be references to this Annex, and the Implementation Date will be deemed to be the date of this Agreement.

(v)Amendments to Transfer and Value. Paragraph 12 of the CSA is hereby further amended, effective as of the date hereof, as follows:

(vi)Condition Precedent. If a party that is not the Defaulting Party or Affected Party (“X”) does not make a Transfer by reason of the condition precedent that no Event of Default, Potential Event of Default or Specified Condition with respect to the other party (“Y”) has occurred and is continuing as set forth in clause (i) of Paragraph 4(a), such condition precedent shall cease to be applicable after sixty (60) days have elapsed following the later of (A) the date on which Y delivers effective notice to X specifically stating or referencing the applicable Event of Default, Potential Event of Default, or Specified Condition has occurred as to which Y is the Defaulting Party or Affected Party and (B) the first date on which X would otherwise have been entitled to designate such Early Termination Date under the Agreement.

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(viii)    Inconsistencies. If and to the extent any conflict or inconsistency exists with respect to this Annex, the Agreement and the Control Agreement, the Control Agreement shall govern and control.

(ix)Amendments to Paragraph 8.
(A)Paragraph 8(a) of the CSA is hereby amended to add the following paragraph at the end thereof:

“The parties agree that, notwithstanding anything to the contrary in this Paragraph 8(a), Party A shall only be entitled to deliver a Notice of Exclusive Control to Party B’s Custodian pursuant to and in accordance with the terms of the Control Agreement only if and for so long as an Early Termination Date has been designated or deemed designated as a result of such an Event of Default with respect to Party B as the Defaulting Party or Termination Event with respect to Party B as the sole Affected Party and in any such case any Obligation is due from Party B to Party A.”
(B)Paragraph 8(b) of the CSA is hereby amended to add the following paragraph at the end thereof:

“The parties agree that, notwithstanding anything to the contrary in this Paragraph 8(b), Party B shall be entitled to deliver a Notice of Return of Collateral to Party B’s Custodian pursuant to the Control Agreement only if and for so long as an Early Termination Date has been designated or deemed designated as a result of such an Event of Default or Termination Event and in any such case any Obligation is due from Party A to Party B.”

(x)Addition and Replacement of Definitions. The following definitions shall be deemed to be inserted in Paragraph 12 in the appropriate alphabetical order:
“Collateral Account” means the Collateral Accounts (as such term is defined in the Control Agreement);
“Control” means that the requirements for “control” as described in Section 8-106 and Section 9-104 of the UCC have been satisfied, and no Notice of Termination has been delivered by or on behalf of Party B to the Securities Intermediary pursuant to the Control Agreement;

“Control Agreement” means that certain Collateral Account Control Agreement, dated as of September 20, 2023, among Party A, Party B and State Street Bank and Trust Company, as amended, restated, supplemented or otherwise modified from time to time;

“entitlement order” has the meaning specified in the Control Agreement; “Securities Intermediary” has the meaning specified in the Control Agreement; “Notice of Exclusive Control” has the meaning specified in the Control Agreement;
“Notice of Return of Collateral” has the meaning specified in the Control Agreement; and

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York.

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The parties executing this Credit Support Annex have executed the Master Agreement and have agreed as to the contents of this Credit Support Annex.

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NOMURA GLOBAL FINANCIAL PRODUCTS INC.

EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS/EIG ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS/EIG Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A
(Party A)    (Party B)

By:      By:

Name:

Matthew Ferreira

Name: Stephen S. Sypherd

Title: Date:

Managing Director

02 December 2024

Title: General Counsel and Secretary Date: 11/1/2024

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EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS GLOBAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Global Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:      Name: Stephen S. Sypherd

Title: Managing Director Date: 11/1/2024

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EACH OF THE ENTITIES LISTED ON EXHIBIT A TO THIS AGREEMENT WHOSE INVESTMENT MANAGER IS FS TACTICAL ADVISOR, LLC, SEVERALLY AND NOT JOINTLY
By: FS Tactical Advisor, LLC, not in its capacity but solely in its capacity as the investment adviser to each entity identified on Exhibit A

(Party B)

By:      Name: Stephen S. Sypherd

Title: Managing Director and General Counsel Date: 11/1/2024

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